                                     Rule 497(c) File Nos. 33-5819 and 811-5034

                                   SUPPLEMENT

            Dated July 12, 2001 to Prospectus dated July 12, 2001

                SALOMON BROTHERS NATIONAL TAX FREE INCOME FUND
               SALOMON BROTHERS CALIFORNIA TAX FREE INCOME FUND
                SALOMON BROTHERS NEW YORK TAX FREE INCOME FUND

FUND NAMES. Effective July 12, 2001, Citi National Tax Free Income Fund, Citi California Tax Free Income Fund and Citi New York Tax Free Income Fund have been renamed as Salomon Brothers funds.

CLASSES OF SHARES AND SALES CHARGES. The funds currently offer Class A shares. As of July 12, 2001, all outstanding shares of the funds have been designated Class A shares. Class B, Class 2 and Class O shares of the funds are not currently offered.

    No sales charges will be imposed on Class A shares of the funds purchased through July 27, 2001.

EXCHANGE PRIVILEGE. Beginning July 30, 2001, shareholders will be able to exchange their fund shares for shares of the same class of certain other Salomon funds, as discussed in the funds' prospectus dated July 12, 2001. Shareholders will not be able to exchange their shares for other Salomon funds prior to that date.

BUYING AND SELLING SHARES. Beginning July 30, 2001, the sections of the prospectus entitled "Buying Shares and Exchanging Shares" and "Redeeming Shares" will read as stated in the current prospectus for the funds dated July 12, 2001. Until July 29, 2001, those sections are revised to read as follows:

BUYING SHARES
Shares of the funds are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the funds' distributor, a broker-dealer, financial intermediary or financial institution, or the distributor's financial consultants (each called a Service Agent). Please call 1-800-995-0134 for information. You may also purchase shares directly from a fund by calling the fund's sub-transfer agent, Boston Financial Data Services, at 1-800-995-0134 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern time).

    The funds do not, but your Service Agent may, impose a minimum initial or subsequent investment requirement.

    Shares are purchased at net asset value the next time it is calculated after your order is received in proper form by a fund. Each fund has the right to reject any purchase order or cease offering fund shares at any time.

    Your Service Agent will not transmit your purchase order for fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears.

    If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the funds' sub- transfer agent.

    Each fund has a Systematic Investment Plan which allows you to automatically invest a specific dollar amount in your account on a periodic basis. For more information, please contact the funds' sub-transfer agent at 1-800-995-0134 or, if you hold your shares through a Service Agent, your Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI[2484] for more information.

CITITRADE(R) INVESTING
Shares may be purchased through the Cititrade Program by customers that have established a Cititrade Account. For more detailed information on how to open a Cititrade Account, please visit the Cititrade website at www.cititrade.com, or call a Cititrade account representative at 1-888-663-CITI[2484].

    Once you open your Cititrade Account, you will be subject to the general account requirements of the Cititrade Program, as described in the Cititrade account application, and will have access to all the electronic financial services made available from time to time over the Internet by the Cititrade Program. This prospectus is readily available for viewing and printing on the Cititrade website. Please note that www.cititrade.com is an inactive textual reference only, meaning that the information contained on the website is not part of this prospectus and is not incorporated herein by reference.

    Investors who have established an account with Cititrade may receive shareholder information about the fund they invest in electronically, unless they otherwise request to receive the information in paper format. Shareholder information includes prospectuses, financial reports, confirmations, proxy solicitations and financial statements. Cititrade shareholders may also receive other fund-related correspondence through their e-mail account.

    You may incur costs imposed by your Internet service provider for on-line access to shareholder documents and maintaining an e-mail account. The funds reserve the right to deliver paper-based documents to investors in certain circumstances, at no cost to you.

    Cititrade is a registered service mark of Citicorp.

REDEEMING SHARES
You may sell (redeem) your shares Monday through Friday, except on certain holidays. You may make redemption requests in writing through the funds' sub-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. Cititrade customers may redeem shares by contacting a Cititrade account representative at 1-888-663-CITI[2484]. All redemption requests must be in proper form, as determined by the sub-transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the funds' sub-transfer agent. For your protection, a fund may request documentation for large redemptions or other unusual activity in your account.

    The funds have Systematic Withdrawal Plans which allow you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. For more information, please contact the funds' sub-transfer agent at 1-800-995-0134 or, if you hold your shares through a Service Agent, your Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI[2484] for more information.

    The price of any redemption of fund shares will be the NAV the next time it is calculated after your redemption request has been received by the transfer agent. Your account will be credited with your redemption proceeds in federal funds normally on the third business day after you sell your shares but, in any event, within seven days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists.

SAM0225 7/01

                                     Rule 497(c) File Nos. 33-5819 and 811-5034

                                   SUPPLEMENT

Dated July 12, 2001 to Statement of Additional Information dated July 12, 2001

                SALOMON BROTHERS NATIONAL TAX FREE INCOME FUND
               SALOMON BROTHERS CALIFORNIA TAX FREE INCOME FUND
                SALOMON BROTHERS NEW YORK TAX FREE INCOME FUND

FUND NAMES. Effective July 12, 2001, Citi National Tax Free Income Fund, Citi California Tax Free Income Fund and Citi New York Tax Free Income Fund have been renamed as Salomon Brothers funds.

CLASSES OF SHARES. The funds currently offer Class A shares. As of July 12, 2001, all outstanding shares of the funds have been designated Class A shares. Class B, Class 2 and Class O shares of the funds are not currently offered.

BUYING AND SELLING SHARES. Beginning July 30, 2001, the sections of the statement of additional information entitled "Additional Purchase Information" and "Shareholder Services" will read as stated in the current statement of additional information for the funds dated July 12, 2001. Until July 29, 2001, those sections are revised to read as follows:

                   ADDITIONAL PURCHASE AND SALE INFORMATION

    The net asset value per share of each Fund is determined on each day during which the New York Stock Exchange (the "Exchange") is open for trading ("Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made for Class A shares of the Funds once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.

    Class A shares may be purchased from Salomon Smith Barney Inc. (the "Distributor") or a broker-dealer, financial intermediary, financial institution, or the Distributor's financial consultants (each called a "Service Agent"). Shares may be purchased through the Cititrade Program by customers that have established a Cititrade Account. For more detailed information on how to open a Cititrade Account, please visit the Cititrade website at www.cititrade.com or call a Cititrade account representative at 1-888-663-CITI[2484].

    Class A shares of each Fund may pay service fees of up to 0.25% of the average daily net assets represented by these shares.

    During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone or Internet exchange or redemption. In such an event, another method of instruction, if available, should be considered. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a shareholder's identity by asking for the shareholder's name, address, telephone number, Social Security number, account number, or password identification number. If these or other reasonable procedures are not followed, the Funds or their transfer agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption or exchange by telephone.

ADDITIONAL DEALER CONCESSIONS
From time to time, the Distributor or the Manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Funds. Such concessions provided by the Distributor or the Manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds, and/or other dealer-sponsored events. From time to time, the Distributor or the Manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

                              SHAREHOLDER SERVICES
Systematic Withdrawal Plan. The Class A shares' Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account without a redemption fee on a regular basis if you have at least $10,000 in your Fund account at the time of enrollment. You are limited to one withdrawal per month under the Plan. You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party. To participate in the Plan, you must complete the appropriate forms provided by the sub-transfer agent, Boston Financial Data Services (the "sub-transfer agent"), or, if you hold your shares through a Service Agent, by your Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI[2484] for more information.

    To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

    Systematic Investment Plan. Class A shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a Service Agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a Service Agent or the sub-transfer agent. For Cititrade customers, the Systematic Investment Plan authorizes the Funds to apply cash held in a Class A shareholder's Cititrade Account to make additions to the account. For additional information, please contact the Funds' sub- transfer agent, or if you hold your shares through a Service Agent, your Service Agent.

    You may be able to invest in the Funds under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. You should consult with the sub-transfer agent and your tax and retirement advisers.

    There are no conversion, preemptive or other subscription rights for Class A shares.